Exhibit 32.1

CERTIFICATION PURSUANT TO PURSUANT TO RULE 13A-14(b) OF THE SECURITIES
EXCHANGE ACT OF 1934, AS AMENDED, AND U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Transkaryotic Therapies, Inc. (the “Company”) for the period ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Michael J. Astrue, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

(1)  the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael J. Astrue
Dated: November 14, 2003	Michael J. Astrue
President and Chief Executive Officer